                                                                  Exhibit 99.7
--------------------------------------------------------------------------------
                                                       Monthly Operating Report

------------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                        ACCRUAL BASIS
------------------------------------------

------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------

------------------------------------------
JUDGE: Barbara J. Houser
------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: MARCH 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                              Chief Financial Officer
------------------------------------      ----------------------------------
ORIGINAL SIGNATURE OF                              TITLE
RESPONSIBLE PARTY

Drew Keith                                         4/20/01
------------------------------------      ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                  DATE


PREPARER:

/s/ Jessica L. Wilson                       Chief Accounting Officer
------------------------------------      ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                     TITLE

Jessica L. Wilson                                  4/20/01
------------------------------------      ----------------------------------
PRINTED NAME OF PREPARER                           DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

----------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                       ACCRUAL BASIS-1
----------------------------------------

----------------------------------------
CASE  NUMBER: 400-42147-BJH-11                    02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
COMPARATIVE  BALANCE  SHEET
----------------------------------------------------------------------------------------------------------------------------
                                                                           MONTH              MONTH               MONTH
                                                              SCHEDULE   ----------------------------------------------------
ASSETS                                                         AMOUNT    January 2001      February 2001        March 2001
-----------------------------------------------------------------------------------------------------------------------------
1.        UNRESTRICTED  CASH                                   $3,646               $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
2.        RESTRICTED  CASH                                                          $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
3.        TOTAL  CASH                                          $3,646               $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
4.        ACCOUNTS  RECEIVABLE  (NET)                         $76,002           $3,601              $3,601            $3,601
-----------------------------------------------------------------------------------------------------------------------------
5.        INVENTORY                                                                 $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
6.        NOTES  RECEIVABLE                                                         $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
7.        PREPAID  EXPENSES                                                         $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
8.        OTHER  (ATTACH  LIST)                              $375,137         $755,788            $755,788          $755,538
-----------------------------------------------------------------------------------------------------------------------------
9.        TOTAL  CURRENT  ASSETS                             $454,785         $759,389            $759,389          $759,139
-----------------------------------------------------------------------------------------------------------------------------
10.       PROPERTY,  PLANT  &  EQUIPMENT                     $120,412               $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
11.       LESS:  ACCUMULATED
          DEPRECIATION / DEPLETION                                                  $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
12.       NET  PROPERTY,  PLANT  &
          EQUIPMENT                                          $120,412               $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
13.       DUE FROM INSIDERS                                                         $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
14.       OTHER  ASSETS  -  NET  OF
          AMORTIZATION  (ATTACH  LIST)                     $2,892,844       $2,723,098          $2,723,098        $2,723,098
-----------------------------------------------------------------------------------------------------------------------------
15.       OTHER (ATTACH LIST)                                                       $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
16.       TOTAL ASSETS                                     $3,468,041       $3,482,487          $3,482,487        $3,482,237
-----------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
17.       ACCOUNTS  PAYABLE                                                         $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
18.       TAXES  PAYABLE                                                         ($164)              ($164)            ($164)
-----------------------------------------------------------------------------------------------------------------------------
19.       NOTES  PAYABLE                                                            $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
20.       PROFESSIONAL  FEES                                                        $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
21.       SECURED  DEBT                                                             $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
22.       OTHER  (ATTACH  LIST)                                                     $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
23.       TOTAL  POSTPETITION
          LIABILITIES                                                            ($164)              ($164)            ($164)
-----------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
24.       SECURED  DEBT                                                             $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
25.       PRIORITY  DEBT                                      $73,455               $0                  $0                $0
-----------------------------------------------------------------------------------------------------------------------------
26.       UNSECURED  DEBT                                     $68,502          $62,673             $62,673           $62,673
-----------------------------------------------------------------------------------------------------------------------------
27.       OTHER (ATTACH LIST)                                               $1,225,717          $1,225,717        $1,225,717
-----------------------------------------------------------------------------------------------------------------------------
28.       TOTAL  PREPETITION  LIABILITIES                    $141,957       $1,288,390          $1,288,390        $1,288,390
-----------------------------------------------------------------------------------------------------------------------------
29.       TOTAL LIABILITIES                                  $141,957       $1,288,226          $1,288,226        $1,288,226
-----------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------
30.       PREPETITION  OWNERS'  EQUITY                                      $2,194,261          $2,194,261        $2,194,261
-----------------------------------------------------------------------------------------------------------------------------
31.       POSTPETITION  CUMULATIVE
          PROFIT  OR  (LOSS)                                                        $0                  $0             ($250)
-----------------------------------------------------------------------------------------------------------------------------
32.       DIRECT  CHARGES  TO  EQUITY
          (ATTACH  EXPLANATION)
-----------------------------------------------------------------------------------------------------------------------------
33.       TOTAL  EQUITY                                            $0       $2,194,261          $2,194,261        $2,194,011
-----------------------------------------------------------------------------------------------------------------------------
34.       TOTAL  LIABILITIES  &
          OWNERS'  EQUITY                                    $141,957       $3,482,487          $3,482,487        $3,482,237
-----------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                     Monthly Operating Report

----------------------------------------
CASE  NAME: Longhorn Solutions, Inc.          ACCRUAL BASIS-2
----------------------------------------

----------------------------------------
CASE  NUMBER: 400-42147-BJH-11                       02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------
                                                              MONTH          MONTH           MONTH           QUARTER
                                                          ------------------------------------------------------------
REVENUES                                                  January 2001   February 2001     March 2001         TOTAL
----------------------------------------------------------------------------------------------------------------------
1.      GROSS  REVENUES                                            $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
2.      LESS:  RETURNS & DISCOUNTS                                 $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
3.      NET  REVENUE                                               $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
----------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                                   $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
5.      DIRECT  LABOR                                              $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
6.      DIRECT  OVERHEAD                                           $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
7.      TOTAL  COST  OF  GOODS  SOLD                               $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
8.      GROSS  PROFIT                                              $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
----------------------------------------------------------------------------------------------------------------------
9.      OFFICER / INSIDER  COMPENSATION                            $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
10.     SELLING  &  MARKETING                                      $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE                                   $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
12.     RENT  &  LEASE                                             $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                                        $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
14.     TOTAL  OPERATING  EXPENSES                                 $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
15.     INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                                           $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
----------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT.  LIST)                          $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT.  LIST)                         $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
18.     INTEREST  EXPENSE                                          $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION / DEPLETION                                   $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                               $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                                        $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
22.     NET  OTHER INCOME & EXPENSES                               $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL  FEES                                         $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
24.     U.S.  TRUSTEE  FEES                                        $0              $0            $250           $250
----------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                        $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
26.     TOTAL  REORGANIZATION  EXPENSES                            $0              $0            $250           $250
----------------------------------------------------------------------------------------------------------------------
27.     INCOME  TAX                                                $0              $0              $0             $0
----------------------------------------------------------------------------------------------------------------------
28.     NET  PROFIT  (LOSS)                                        $0              $0           ($250)         ($250)
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

----------------------------------------
CASE  NAME: Longhorn Solutions, Inc.         ACCRUAL BASIS-3
----------------------------------------

----------------------------------------
CASE  NUMBER: 400-42147-BJH-11                      02/13/95, RWD, 2/96
----------------------------------------

-------------------------------------------------------------------------------------------------------
                                                         MONTH           MONTH            MONTH
CASH  RECEIPTS  AND                                  --------------------------------------------------    QUARTER
DISBURSEMENTS                                        January 2001     February 2001      March 2001         TOTAL
---------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING  OF  MONTH                              $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
---------------------------------------------------------------------------------------------------------------------
2.      CASH  SALES                                              $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
---------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                              $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                             $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
5.      TOTAL  OPERATING  RECEIPTS                               $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------
6.      LOANS  &  ADVANCES  (ATTACH  LIST)                       $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
7.      SALE  OF  ASSETS                                         $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
8.      OTHER  (ATTACH  LIST)                                    $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
9.      TOTAL  NON-OPERATING  RECEIPTS                           $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
10.     TOTAL  RECEIPTS                                          $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
11.     TOTAL  CASH  AVAILABLE                                   $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
12.     NET  PAYROLL                                             $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                                       $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
14.     SALES,  USE  &  OTHER  TAXES  PAID                       $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                                $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                                $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                                $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
18.     INVENTORY  PURCHASES                                     $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
19.     VEHICLE  EXPENSES                                        $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                                   $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                            $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
22.     REPAIRS  &  MAINTENANCE                                  $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                                 $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                              $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
25.     OTHER  (ATTACH  LIST)                                    $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
26.     TOTAL  OPERATING  DISBURSEMENTS                          $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
---------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL  FEES                                       $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
28.     U.S.  TRUSTEE  FEES                                      $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
29.     OTHER  (ATTACH  LIST)                                    $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
30.     TOTAL  REORGANIZATION  EXPENSES                          $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
31.     TOTAL  DISBURSEMENTS                                     $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
32.     NET  CASH  FLOW                                          $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                                      $0               $0               $0             $0
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                 Monthly Operating Report

--------------------------------------
CASE  NAME: Longhorn Solutions, Inc.        ACCRUAL BASIS-4
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42147-BJH-11                   02/13/95, RWD, 2/96
--------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             SCHEDULE     MONTH            MONTH           MONTH
                                                                             ------------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                                                   AMOUNT   January 2001   February 2001     March 2001
-----------------------------------------------------------------------------------------------------------------------------------
1.        0-30                                                                                    $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
2.        31-60                                                                                   $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
3.        61-90                                                                                   $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
4.        91+                                                                                 $5,182           $5,182       $5,182
-----------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL  ACCOUNTS  RECEIVABLE                                           $0            $5,182           $5,182       $5,182
-----------------------------------------------------------------------------------------------------------------------------------
6.        AMOUNT  CONSIDERED  UNCOLLECTIBLE                                                   $1,581           $1,581       $1,581
-----------------------------------------------------------------------------------------------------------------------------------
7.        ACCOUNTS  RECEIVABLE  (NET)                                           $0            $3,601           $3,601       $3,601
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES         MONTH: March 2001
                                                       --------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                  0-30                    31-60             61-90             91+
TAXES  PAYABLE                                    DAYS                    DAYS              DAYS             DAYS          TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.        FEDERAL                                       $0                      $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
2.        STATE                                      ($164)                     $0                $0               $0        ($164)
-----------------------------------------------------------------------------------------------------------------------------------
3.        LOCAL                                         $0                      $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
4.        OTHER (ATTACH LIST)                           $0                      $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL  TAXES  PAYABLE                      ($164)                     $0                $0               $0        ($164)
-----------------------------------------------------------------------------------------------------------------------------------
6.        ACCOUNTS  PAYABLE                             $0                      $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
STATUS  OF  POSTPETITION  TAXES                                                               MONTH: March 2001
                                                                                          ------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    BEGINNING             AMOUNT                         ENDING
                                                                       TAX            WITHHELD AND/       AMOUNT           TAX
FEDERAL                                                            LIABILITY*          0R ACCRUED          PAID        LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                                                         $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
2.        FICA-EMPLOYEE**                                                       $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
3.        FICA-EMPLOYER**                                                       $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
4.        UNEMPLOYMENT                                                          $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
5.        INCOME                                                                $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
6.        OTHER (ATTACH LIST)                                                   $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
7.        TOTAL  FEDERAL  TAXES                                                 $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
8.        WITHHOLDING                                                           $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
9.        SALES                                                              ($164)               $0               $0        ($164)
-----------------------------------------------------------------------------------------------------------------------------------
10.       EXCISE                                                                $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
11.       UNEMPLOYMENT                                                          $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
12.       REAL  PROPERTY                                                        $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
13.       PERSONAL  PROPERTY                                                    $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
14.       OTHER (ATTACH LIST)                                                   $0                $0               $0           $0
-----------------------------------------------------------------------------------------------------------------------------------
15.       TOTAL  STATE  &  LOCAL                                             ($164)               $0               $0        ($164)
-----------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL  TAXES                                                       ($164)               $0               $0        ($164)
-----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

--------------------------------------
CASE  NAME: Longhorn Solutions, Inc.         ACCRUAL BASIS-5
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42147-BJH-11                    02/13/95, RWD, 2/96
--------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                                        MONTH:      March 2001
                                                                                                                 ----------------

---------------------------------------------------------------
BANK RECONCILIATIONS
                                                       Account #1               Account #2               Account #3
----------------------------------------------------------------------------------------------------------------------------------
A.  BANK:                                               Bank One                Mid-Cities
----------------------------------------------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                                    1586267807                  4235800                                TOTAL
----------------------------------------------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                       Operating-Closed 11/00    Operating-Closed 5/00
----------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                               $0                        $0                                    $0
----------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                         $0                        $0                                    $0
----------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                             $0                        $0                                    $0
----------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                                  $0                        $0                                    $0
---------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                              $0                        $0                   $0               $0
---------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN               account closed            account closed
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------------------------
                                          DATE OF                 TYPE OF                PURCHASE               CURRENT
BANK, ACCOUNT NAME & NUMBER              PURCHASE               INSTRUMENT                PRICE                  VALUE
--------------------------------------------------------------------------------------------------------------------------------
7.  N/A
-------------------------------------------------------------------------------------------------------------------------------
8.  N/A
-------------------------------------------------------------------------------------------------------------------------------
9.  N/A
-------------------------------------------------------------------------------------------------------------------------------
10. N/A
-------------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                     $0                      $0
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                              $0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                                     $0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report


----------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                      ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE  NUMBER: 400-42147-BJH-11                          02/13/95, RWD, 2/96
----------------------------------------


                                          MONTH:     March 2001
                                                --------------------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


---------------------------------------------------------------------------------------------------
                                             INSIDERS
---------------------------------------------------------------------------------------------------
                                         TYPE OF                AMOUNT             TOTAL PAID
                NAME                     PAYMENT                 PAID               TO DATE
---------------------------------------------------------------------------------------------------
1.     Mary Phillips                     Salary                     $0               $68,750
---------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO INSIDERS                                                  $0               $68,750
---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                DATE OF COURT                                                                           TOTAL
                              ORDER AUTHORIZING           AMOUNT               AMOUNT            TOTAL PAID           INCURRED
           NAME                    PAYMENT               APPROVED               PAID               TO DATE           & UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1.     N/A
------------------------------------------------------------------------------------------------------------------------------------
2.     N/A
------------------------------------------------------------------------------------------------------------------------------------
3.     N/A
------------------------------------------------------------------------------------------------------------------------------------
4.     N/A
------------------------------------------------------------------------------------------------------------------------------------
5.     N/A
------------------------------------------------------------------------------------------------------------------------------------
6.     TOTAL  PAYMENTS
       TO  PROFESSIONALS                                        $0                   $0                  $0                  $0
------------------------------------------------------------------------------------------------------------------------------------
*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
PROTECTION  PAYMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED            AMOUNTS
                                                                MONTHLY               PAID                TOTAL
                                                               PAYMENTS              DURING              UNPAID
                    NAME OF CREDITOR                              DUE                MONTH            POSTPETITION
-----------------------------------------------------------------------------------------------------------------------
1.     N/A
-----------------------------------------------------------------------------------------------------------------------
2.     N/A
-----------------------------------------------------------------------------------------------------------------------
3.     N/A
-----------------------------------------------------------------------------------------------------------------------
4.     N/A
-----------------------------------------------------------------------------------------------------------------------
5.     N/A
-----------------------------------------------------------------------------------------------------------------------
6.     TOTAL                                                        $0                   $0                  $0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

--------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                       ACCRUAL  BASIS-7
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42147-BJH-11                            02/13/95, RWD, 2/96
--------------------------------------


                                                                                              MONTH: March 2001
                                                                                                     -------------------------------

QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             YES               NO
------------------------------------------------------------------------------------------------------------------------------------
Q1.      HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                                             X
------------------------------------------------------------------------------------------------------------------------------------
2.      HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE  FROM RELATED PARTIES?                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
4.      HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
        THIS REPORTING PERIOD?                                                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
5.      HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
6.      ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
7.      ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
        PAST  DUE?                                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
8.      ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                                 X
------------------------------------------------------------------------------------------------------------------------------------
9.      ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
10.     ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
        DELINQUENT?                                                                                                             X
------------------------------------------------------------------------------------------------------------------------------------
11.     HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
        REPORTING PERIOD?                                                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YES                NO
------------------------------------------------------------------------------------------------------------------------------------
1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                          X
------------------------------------------------------------------------------------------------------------------------------------
2.      ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                       X
------------------------------------------------------------------------------------------------------------------------------------
3.      PLEASE  ITEMIZE  POLICIES  BELOW.
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO," OR IF ANY  POLICIES  HAVE
BEEN  CANCELLED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT  PAYMENTS
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             TYPE  OF                                                                                        PAYMENT AMOUNT
              POLICY                        CARRIER                  PERIOD COVERED                            & FREQUENCY
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Property Insurance                CAN Transcontinental Ins. Co       9/12/00-9/11/01                   $ 1,723.00       Annual
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        See Kitty Hawk, Inc. Case #400-42141
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

CASE  NAME: Longhorn Solutions, Inc.

CASE  NUMBER: 400-42147-BJH-11

Details of Other Items



ACCRUAL BASIS-1                                                                        March 2001
8.    OTHER  (ATTACH  LIST)                                                            $ 755,538 Reported
                                                                                     ------------
           Intercompany Receivables                                                      715,873
           Deferred Taxes                                                                 36,717
           Security Deposit                                                                2,948
                                                                                     ------------
                                                                                         755,538 Detail
                                                                                     ------------
                                                                                               - Difference

14.   OTHER  ASSETS  -  NET  OF
      AMORTIZATION  (ATTACH  LIST)                                                    $2,723,098 Reported
                                                                                     ------------
           Software knowledge                                                          3,397,988
           Accum Amortization                                                           (674,890)
                                                                                     ------------
                                                                                       2,723,098 Detail
                                                                                     ------------
                                                                                               - Difference

27.   OTHER (ATTACH LIST)                                                            $ 1,225,717 Reported
                                                                                     ------------
           Accrued income taxes                                                          (71,204)
           Deferred income tax expense                                                 1,296,921
                                                                                     ------------
                                                                                       1,225,717 Detail
                                                                                     ------------
                                                                                               - Difference

--------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                  FOOTNOTES SUPPLEMENT
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42147-BJH-11                            ACCRUAL BASIS
--------------------------------------


                                                                                              MONTH:      March 2001
                                                                                                    -------------------------------



------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS FORM NUMBER    LINE NUMBER                          FOOTNOTE / EXPLANATION
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
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           6                                All Professional fees related to the Reorganization of the
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                                              Company are disbursed out of Kitty Hawk, Inc. (Parent
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                                              Company). Refer to Case # 400-42141
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           7                                All other insurance plans related to the Company are carried
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                                              at Kitty Hawk, Inc. (Parent Company). Refer to Case #
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                                              400-42141.
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          General                           Operations of this entity ceased October 12, 2000. Costs incurred
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                                               are final closing relating items.
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